UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 10, 2006

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	Commission File Number:	01-0668846
(State of other jurisdiction of Incorporation or organization)	000-51044	(I.R.S. Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada 89101

(Address of principal executive offices)

(702) 878-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 10, 2006, Community Bancorp issued a press release announcing that, having received approval from Valley Bancorp stockholders on October 6 and Community Bancorp stockholders on October 9, they currently intend to close the pending merger of Valley Bancorp with and into Community Bancorp, and the merger of Valley Bank with and into Community Bank of Nevada, at close of business on Friday, October 13, 2006. The closing is subject to satisfaction of all remaining conditions in the Agreement to Merge and Plan of Reorganization dated June 28, 2006.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit 99.1     Press Release dated October 10, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2006

Community Bancorp

By:	/s/ Edward M. Jamison
Edward M. Jamison
President, Chief Executive Officer